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                                                                   EXHIBIT 10.23

                               FIRST AMENDMENT TO
                            364-DAY CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO 364-DAY CREDIT AGREEMENT (this "AMENDMENT") is effective as of June 28, 2000, among NORTHERN BORDER PARTNERS, L.P., a Delaware limited partnership ("BORROWER"), NORTHERN BORDER INTERMEDIATE LIMITED PARTNERSHIP, a Delaware limited partnership ("INTERMEDIATE PARTNERSHIP"), BANK OF AMERICA, N.A., as Administrative Agent (the "ADMINISTRATIVE AGENT") for the Lenders under the Credit Agreement hereinafter referenced, and the Lenders (as defined in the Credit Agreement) party hereto.

         Reference is made to the 364-Day Credit Agreement dated as of June 28, 2000 (the "CREDIT AGREEMENT") among Borrower, Administrative Agent, SunTrust Bank as Syndication Agent, Bank One, NA, as Documentation Agent, and the Lenders party thereto. Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meaning set forth in the Credit Agreement; all Section and Schedule references herein are to Sections and Schedules in the Credit Agreement; and all Paragraph references herein are to Paragraphs in this Amendment.

                                    RECITAL

         This First Amendment is entered into to correct Section 10.1 of the Credit Agreement.

         Accordingly, for adequate and sufficient consideration, the parties hereto agree, as follows:

PARAGRAPH 1 AMENDMENT.

         1.1 ADDITIONAL DEFINITION.

         (c) The following definition shall be alphabetically inserted in
SECTION 1.1 to read as follows:

                  SENIOR NOTES has the meaning set forth in Section 11.7(a).

         1.2 DEBT AND GUARANTIES. SECTION 10.1 is amended by adding the word "and" to the end of SECTION 10.1(b)(vii) and adding the following new SECTION 10.1(b)(viii):

                           (viii) The guaranty by Intermediate Partnership of
                  Borrower's obligations under the Senior Notes;

PARAGRAPH 2. ACKNOWLEDGMENT AND RATIFICATION. As a material inducement to Administrative Agent and the Lenders to execute and deliver this Amendment, Borrower and Guarantor each (a) consent to the agreements in this Amendment and
(b) agree and acknowledge that the execution, delivery, and performance of this Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of Borrower or Guarantor under the Loan Documents to which it is a party, which Loan Documents shall remain in full force and effect, and all guaranties and Rights thereunder are hereby ratified and confirmed.

                                                                 FIRST AMENDMENT
                                                        364-DAY CREDIT AGREEMENT
                                                               EFFECTIVE 6/28/00
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PARAGRAPH 3 REPRESENTATIONS. As a material inducement to Lenders to execute and deliver this Amendment, Borrower and Guarantor each represent and warrant to Lenders (with the knowledge and intent that Lenders are relying upon the same in entering into this Amendment) that as of the Effective Date of this Amendment and as of the date of execution of this Amendment, (a) all representations and warranties in the Loan Documents are true and correct in all material respects as though made on the date hereof, except to the extent that any of them speak to a different specific date, and (b) no Potential Default or Default exists.

PARAGRAPH 4 EXPENSES. Borrower shall pay all costs, fees, and expenses paid or incurred by Administrative Agent incident to this Amendment, including, without limitation, the reasonable fees and expenses of Administrative Agent's counsel in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents.

PARAGRAPH 5 MISCELLANEOUS. This Amendment is a "Loan Document" referred to in the Credit Agreement. The provisions relating to Loan Documents in SECTION 14 of the Credit Agreement are incorporated in this Amendment by reference. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed, and its performance enforced, under New York law,
(d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

Paragraph 6 ENTIRE AGREEMENT. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THIS AMENDMENT ANY MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

PARAGRAPH 7 PARTIES. This Amendment binds and inures to the benefit of Borrower, Guarantor, Administrative Agent, Lenders, and their respective successors and assigns.

         The parties hereto have executed this Amendment in multiple counterparts to be effective as of the Effective Date.


                     REMAINDER OF PAGE INTENTIONALLY BLANK.
                           SIGNATURE PAGES TO FOLLOW.



                                                                 FIRST AMENDMENT
                                                        364-DAY CREDIT AGREEMENT
                                                               EFFECTIVE 6/28/00


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                                     NORTHERN BORDER PARTNERS, L.P.


                                     By: /s/ JERRY L. PETERS
                                         ---------------------------------------
                                     Name:  Jerry L. Peters
                                     Title: Chief Financial & Accounting Officer


















                                                                 FIRST AMENDMENT
                                                        364-DAY CREDIT AGREEMENT
                                                               EFFECTIVE 6/28/00
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                                     NORTHERN BORDER INTERMEDIATE
                                     LIMITED PARTNERSHIP, Guarantor

                                     By: /s/ JERRY L. PETERS
                                        ----------------------------------------
                                     Name:  Jerry L. Peters
                                     Title: Chief Financial & Accounting Officer















                                                                 FIRST AMENDMENT
                                                        364-DAY CREDIT AGREEMENT
                                                               EFFECTIVE 6/28/00

                                     BANK OF AMERICA, N.A.
                                     as Administrative Agent and as a Lender

                                     By: /s/ DENISE A. SMITH
                                         ---------------------------------------
                                         Denise A. Smith
                                         Managing Director















                                                                 FIRST AMENDMENT
                                                        364-DAY CREDIT AGREEMENT
                                                               EFFECTIVE 6/28/00
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                                                         SUNTRUST BANK


                                                         By: /s/ STEVEN J. NEWBY
                                                            --------------------
                                                         Name:  Steven J. Newby
                                                         Title: Vice President















                                                                 FIRST AMENDMENT
                                                        364-DAY CREDIT AGREEMENT
                                                               EFFECTIVE 6/28/00

                                                     BANK ONE, N.A.


                                                     By: /s/ JEANIE HARMAN
                                                        ------------------------
                                                     Name:  Jeanie Harman
                                                     Title: First Vice President














                                                                 FIRST AMENDMENT
                                                        364-DAY CREDIT AGREEMENT
                                                               EFFECTIVE 6/28/00
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                                                      ROYAL BANK OF CANADA


                                                      By: /s/ DAVID A. MCCLUSKEY
                                                         -----------------------
                                                      Name:  DAVID A. MCCLUSKEY
                                                      Title: MANAGER















                                                                 FIRST AMENDMENT
                                                        364-DAY CREDIT AGREEMENT
                                                               EFFECTIVE 6/28/00
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                                          THE FUJI BANK, LIMITED


                                          By: /s/ JACQUES AZAGURY
                                             -----------------------------------
                                          Name:  Jacques Azagury
                                          Title: Senior Vice President & Manager















                                                                 FIRST AMENDMENT
                                                        364-DAY CREDIT AGREEMENT
                                                               EFFECTIVE 6/28/00
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                                                   FIRST NATIONAL BANK OF OMAHA


                                                   By: /s/ JEFF SIMS
                                                      ------------------
                                                   Name:  Jeff Sims
                                                   Title: Vice President















                                                                 FIRST AMENDMENT
                                                        364-DAY CREDIT AGREEMENT
                                                               EFFECTIVE 6/28/00